UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  June 26, 2008

BEACON ENERGY HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-147261	20-5754991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 College Street, Suite 200A South Hadley, MA	01075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (413)-533-3334

Laurence Associates Consulting, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this amendment to the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 26, 2008 is to reflect that the effective date of merger in Delaware was “July 2, 2008” rather than “June 26, 2008.”

Item 1.01.

Entry into a Material Definitive Agreement.

On June 26, 2008, our predecessor, Laurence Associates Consulting, Inc., a Nevada corporation (“Laurence”), and Beacon Energy Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Laurence (“Beacon”), entered into an Agreement and Plan of Merger. On July 2, 2008, Laurence merged with and into Beacon, so that Laurence and Beacon became a single corporation named Beacon Energy Holdings, Inc. (the “Surviving Corporation”), which exists under, and is governed by, the laws of the State of Delaware (the “Merger”).

As a result of the Merger, all of the assets, property, rights, privileges, powers and franchises of Laurence became vested in, held and enjoyed by the Surviving Corporation, the Surviving Corporation assumed all of the obligations of Laurence and we changed our name from “Laurence Associates Consulting, Inc.” to “Beacon Energy Holdings, Inc.”

Item 3.03.

Material Modification to Rights of Security Holders.

Upon the effectiveness and as a result of the Merger, the Certificate of Incorporation and By-laws of Beacon became the Certificate of Incorporation and By-laws of the Surviving Corporation.

In addition, each share of common stock, par value $0.001 per share, of Laurence that was issued and outstanding immediately prior to the Merger was converted into 1.6666666666 issued and outstanding shares of common stock, par value $0.001 per share, of the Surviving Corporation (“Common Stock”), so that the holders of all of the issued and outstanding shares of common stock of Laurence immediately prior to the Merger are the holders of Common Stock of the Surviving Corporation. All shares of Beacon owned by Laurence immediately prior to the Merger were surrendered to the Surviving Corporation and cancelled.

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2008, Arthur Lawson resigned from all officer and director positions with us, effective immediately.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated June 26, 2008, between Laurence Associates Consulting, Inc., a Nevada corporation, and Beacon Energy Holdings, Inc., a Delaware corporation
2.2*	Certificate of Ownership and Merger merging Laurence Associates Consulting, Inc., a Nevada corporation, with and into Beacon Energy Holdings, Inc., a Delaware corporation
2.3*	Articles of Merger merging Laurence Associates Consulting, Inc., a Nevada corporation, with and into Beacon Energy Holdings, Inc., a Delaware corporation
3.1*	Certificate of Incorporation of Beacon Energy Holdings, Inc., a Delaware corporation
3.2*	By-laws of Beacon Energy Holdings, Inc., a Delaware corporation

* Previously filed as an Exhibit to our Form 8-K which was filed on June 26, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Beacon Energy Holdings, Inc.
Dated: July 2, 2008	By:	/s/ Dylan K. Remley
		Name:	Dylan K. Remley
		Title:	Chief Executive Officer

Index to Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated June 26, 2008, between Laurence Associates Consulting, Inc., a Nevada corporation, and Beacon Energy Holdings, Inc., a Delaware corporation
2.2*	Certificate of Ownership and Merger merging Laurence Associates Consulting, Inc., a Nevada corporation, with and into Beacon Energy Holdings, Inc., a Delaware corporation
2.3*	Articles of Merger merging Laurence Associates Consulting, Inc., a Nevada corporation, with and into Beacon Energy Holdings, Inc., a Delaware corporation
3.1*	Certificate of Incorporation of Beacon Energy Holdings, Inc., a Delaware corporation
3.2*	By-laws of Beacon Energy Holdings, Inc., a Delaware corporation

* Previously filed as an Exhibit to our Form 8-K which was filed on June 26, 2008

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